License Agreements	6 Months Ended
Jun. 30, 2019
License Agreements [Abstract]
License Agreements

9. License Agreements

GSK asset purchase and license agreement

In April 2018, the Company completed an asset purchase and license agreement (the “GSK Agreement”) with subsidiaries of GSK to acquire a portfolio of autologous ex vivo gene therapy assets and licenses, for rare diseases and option rights on three additional programs in preclinical development from Telethon Foundation and San Raffaele Hospital (“Telethon-OSR”). The portfolio of programs and options acquired consisted of:

•	Two late-stage clinical gene therapy programs in ongoing registrational trials for MLD and WAS;
•	One earlier stage clinical gene therapy program for TDT;
•	Strimvelis, the first autologous ex vivo gene therapy for ADA-SCID which was approved for marketing by the European Medicines Agency in 2016; and
•	Option rights exercisable upon completion of clinical proof of concept studies for three additional earlier-stage development programs, which option rights have all subsequently lapsed.

The Company accounted for the GSK Agreement as an asset acquisition, since the asset purchase and licensing arrangement did not meet the definition of a business pursuant to ASC 805, Business Combinations. Total consideration of £94.2 million ($133.6 million as of date of acquisition), which includes an upfront payment of £10.0 million ($14.2 million at the acquisition date) and 12,455,252 Series B-2 convertible preferred shares of the Company issued to GSK at £65.8 million ($93.4 million at the acquisition date), a loss contract on the Strimvelis program valued at £12.9 million ($18.4 million), an inventory purchase liability valued at £4.9 million ($6.9 million) and transaction costs of £0.6 million ($0.8 million). The Company allocated £94.2 million ($133.6 million) to in-process research and development expense (based on the fair value of the underlying programs in development). The Series B-2 convertible preferred shares were converted to ordinary shares as part of our IPO in November 2018.

The Company is required to use commercially reasonable efforts to obtain a Priority Review Voucher (“PRV”) from the United States Food and Drug Administration for each of the programs for MLD, WAS and TDT, the first of which GSK retained beneficial ownership over. GSK also has an option to acquire, at a price pursuant to an agreed upon formula, any PRV granted to the Company thereafter for MLD, WAS and TDT. If GSK does not exercise this option to purchase any PRV, the Company may sell the PRV to a third party and must share any proceeds in excess of a specified sale price equally with GSK. For accounting purposes, as of June 30, 2019, the Company does not consider the attainment of a PRV from the United States Food and Drug Administration to be probable.

As part of the GSK Agreement the Company is required to use its best endeavors to make Strimvelis commercially available in the European Union until such time as an alternative gene therapy, such as our OTL-101 product candidate, is commercially available for patients in Italy, and at all times at the San Raffaele Hospital in Milan, provided that a minimum number of patients continue to be treated at this site. Strimvelis is not currently expected to generate sufficient cash flows to overcome the costs of maintaining the product and certain regulatory commitments; therefore, the Company recorded a liability associated with the loss contract of £12.9 million ($18.4 million at the acquisition date) associated with the loss expected due to this obligation. This liability is being amortized over the remaining period of expected sales of Strimvelis as a credit to research and development expenses. As of June 30, 2019, the total Strimvelis loss provision liability was $7.8 million. During the three and six months ended June 30, 2019 the Company amortized $1.1 million and $2.6 million as a credit to research and development expense, respectively. The effects of foreign currency translation for the three months and six months ended June 30, 2019 decreased the liability by $0.2 million and increased the liability by $0.1 million, respectively

The Company will pay GSK non-refundable royalties and milestone payments in relation to the gene therapy programs acquired and OTL-101. The Company will pay a flat mid-single digit percentage royalty on the combined annual net sales of ADA-SCID products, which includes Strimvelis and the Company-developed product candidate, OTL-101. The Company will also pay tiered royalty rates at a percentage beginning in the mid-teens up to twenty percent for the MLD and WAS products, upon marketing approval, calculated as percentages of aggregate cumulative net sales of the MLD and WAS products, respectively. The Company will pay a tiered royalty at a percentage from the high single-digits to low double-digit for the TDT product, upon marketing approval, calculated as percentages of aggregate annual net sales of the TDT product. These royalties owed to GSK are in addition to any royalties owed to other third parties under various license agreements for the GSK programs. In aggregate, the Company may pay up to £90.0 million in milestone payments upon achievement of certain sales milestones applicable to GSK. The Company’s royalty obligations with respect to MLD and WAS may be deferred for a certain period in the interest of prioritizing available capital to develop each product. The Company’s royalty obligations are subject to reduction on a product-by-product basis in the event of market control by biosimilars and will expire in April 2048. Other than Strimvelis, these royalty and milestone payments were not determined to be probable and estimable at the date of the acquisition and are not included as part of consideration.

The Company and GSK also separately executed a Transition Services Agreement (“TSA”) as well as an Inventory Sale Agreement, both effective April 11, 2018. The TSA outlined several activities that the Company had requested GSK to assist with during the transition period, including but not limited to utilizing GSK to sell, market and distribute Strimvelis, and assist with regulatory, clinical and non-clinical activities for the other non-commercialized products which were ongoing at the date of the GSK Agreement. The TSA expired in December 2018.

In connection with the Company’s entering into the GSK Agreement, GSK assigned rights and obligations to certain contracts, which include among others, the original license agreement with Telethon/Ospedale San Raffaele and an ongoing manufacturing agreement.

Telethon-OSR research and development collaboration and license agreements

In connection with the Company’s entering into the GSK Agreement, the Company also acquired and assumed agreements with Telethon Foundation and San Raffaele Hospital, together referred to as Telethon-OSR, for the research, development and commercialization of autologous ex vivo gene therapies for ADA-SCID, WAS, MLD, TDT, as well as options over three additional earlier-stage development programs. The Company’s options under the agreement with Telethon-OSR with respect to the earlier-stage programs have lapsed.

As consideration for the licenses, the Company will be required to make payments to Telethon-OSR upon achievement of certain product development milestones. Additionally, the Company will be required to pay to Telethon-OSR a tiered mid-single to low-double digit royalty percentage on annual sales of licensed products covered by patent rights on a country-by-country basis, as well as a low double-digit percentage of sublicense income received from any certain third-party sublicenses of the collaboration programs. These royalties are in addition to those payable to GSK under the GSK Agreement. The Company may pay up to and aggregate of approximately €31.0 million in milestone payments upon achievement of certain product development milestones.

In May 2019, the Company entered into a license agreement with Telethon-OSR, under which Telethon-OSR granted to the Company an exclusive worldwide license for the research, development, manufacture and commercialization of Telethon-OSR’s ex vivo autologous HSC lentiviral based gene therapy for the treatment of mucopolysaccharidosis type I (“MPS-I”), including the Hurler variant. Under the terms of the agreement, Telethon-OSR is entitled to receive €15.0 million in upfront and milestone payments from the Company. The Company is also required to make milestone payments contingent upon certain development, regulatory and commercial milestones are achieved. Additionally, the Company will be required to pay Telethon a tiered mid-single to low-double digit royalty percentage on annual net sales of licensed products. For the three and six months ended June 30, 2019, the Company has recorded $17.2 million as in-process research and development expense associated with the upfront and milestone payments.

UCLB/UCLA License Agreement

In February 2016, and amended in July 2017, the Company completed the UCLB/UCLA license agreement, under which the Company has been granted exclusive and non-exclusive, sublicensable licenses under certain intellectual property rights controlled by UCLB and UCLA to develop and commercialize gene therapy products in certain fields and territories.

In exchange for these rights, in 2016, the Company made upfront cash payments consisting of $0.8 million for the license to the joint UCLB/UCLA technology and $1.1 million for the license to the UCLB technology and manufacturing technology. The Company also issued an aggregate of 4,665,384 ordinary shares to UCLB, of which 1,224,094, and 3,441,290 ordinary shares were issued in 2017 and 2016, respectively. The Company recorded research and development expense based on the fair value of the ordinary shares as of the time the agreement was executed or modified. The Company was also obligated to make an additional cash payment for clinical data. In 2017, the Company paid $0.8 million in relation to clinical data acquired. The Company recorded the payments to research and development expense.

Under the UCLB/UCLA License Agreement, the Company is also obligated to pay an annual administration fee of $0.1 million on the first, second and third anniversary of the agreement date. Additionally, the Company is obligated to make payments to the parties of up to an aggregate of $38.9 million upon the achievement of specified regulatory milestones as well as royalties ranging from low to mid-single-digit percentage on net sales of the applicable gene therapy product.

The Company recorded $0.1 million of research and development costs in respect of the UCLB/UCLA license agreement, which comprise the upfront payments, issuance of ordinary shares and payments for clinical data, for the six months ended June 30, 2019 and 2018, respectively.

Unless terminated earlier by either party, the UCLB/UCLA license agreement will expire on the 25th anniversary of the agreement.

Oxford BioMedica license, development and supply agreement

In November 2016, and amended in September 2018, the Company entered into an arrangement with Oxford BioMedica whereby Oxford BioMedica granted an exclusive intellectual property license to the Company for the purposes of research, development, and commercialization of collaboration products, and will provide process development services, and manufacture clinical and commercial GMP-grade lentiviral vectors for the Company (“Oxford BioMedica Agreement”). As part of the consideration to rights and licenses granted under the Oxford BioMedica Agreement, the Company issued 588,220 ordinary shares to Oxford BioMedica. The Company is also obligated to make certain development milestone payments in the form of issuance of additional ordinary shares if the milestones are achieved. In November 2017, the first milestone was achieved, and the Company was committed to issue 150,826 ordinary shares, and issued these shares in 2018. In September 2018, the second and third milestones were achieved, and the Company issued 150,826 ordinary shares. If future milestones are met, the Company may become obligated to issue more ordinary shares. No milestones were met during the three months and six months ended June 30, 2019 and 2018.

The Company recorded $0.5 million to research and development expense upon execution of the Oxford BioMedica Agreement in 2016 and $0.1 million upon achievement of the first development milestone in 2017. The Company recorded $1.4 million upon achievement of the second and third development milestones in 2018. The expense recognized in 2016 and 2017 was determined based on the ordinary shares’ fair value as of the time the agreement was executed. The expense recognized in 2018 was determined based on the ordinary shares’ fair value as of the time the agreement was modified in September 2018. There was no expense recorded in the three months and six months ended June 30, 2019 as no milestones were met during the period.

The Company may also pay low single-digit percentage royalties on net sales of collaborated product generated under the Oxford BioMedica Agreement.

UCLA/CIRM research agreement

In January 2017, the Company and UCLA executed a subcontract agreement (“UCLA Research Agreement”), whereby the Company would provide UCLA certain research and development services related to autologous lentiviral gene therapy in ADA-SCID as part of UCLA’s existing ADA-SCID research program that is being funded by the California Institute for Regenerative Medicine (“CIRM”).  The original amount of total reimbursement the Company could have received under the UCLA Research Agreement was $10.4 million. Through June 30, 2018, the Company received and recognized $7.3 million from this agreement. In July 2018, a transfer of the sponsorship took place and the Company became the awardee under the program funded by CIRM, and the Company received an award that superseded the previous award noted above. The total reimbursement the Company may receive under the new award is $8.5 million, of which we may be obligated to reimburse UCLA for up to $5.5 million for research activities upon achievement of certain milestones. Reimbursement may be received from CIRM during the period from January 2017 to December 2021. Under the terms of the CIRM grants, the Company is obligated to a low single digit percentage royalties on net sales of CIRM-funded product candidates or CIRM-funded technology. The Company has the option to decline any and all amounts awarded by CIRM. As an alternative to revenue sharing, the Company has the option to elect to convert the award to a loan, payable within 10 days of election. No such election has been made as of the date of this interim report. The reimbursements are recognized as a reduction in research and development expense for research activities that have taken place. In the event the reimbursement is received in advance of research activities, it is recognized within other liabilities. The Company accrues the sales-based royalties associated with CIRM-funded products when payment becomes probable. To date, no royalties have been accrued.

For the six months ended June 30, 2019 and 2018, the Company recorded nil and $2.4 million as a reduction of research and development expenses related to the UCLA Research Agreements. As of June 30, 2019, and December 31, 2018, the Company recorded $1.6 million in accrued expenses for amounts which it is obligated to reimburse to UCLA under the July 2018 grant.